THIRD AMENDMENT TO CREDIT AGREEMENT



                 THIRD AMENDMENT, dated as of June 30, 2001 (this "Amendment"), among HYDROCHEM HOLDING, INC., a Delaware corporation ("Holding"), HYDROCHEM INDUSTRIAL SERVICES, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


                 WHEREAS,   Holding,   the   Borrower,   the   Lenders  and  the
Administrative Agent are parties to a Credit Agreement, dated as of November 19, 1999 (as in effect on the date hereof, the "Credit Agreement"); and

                 WHEREAS, the parties hereto wish to amend and modify the Credit Agreement as herein provided;

                 NOW THEREFORE, it is agreed:


I.       Amendments and Agreement to Credit Agreement.

         1. Section 9.07(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following new Section 9.07(a):

                 "(a) Holding will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year of Holding set forth below (taken as one accounting period) the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of all such Capital Expenditures does not exceed in any fiscal year of Holding set forth below the lesser of (x) 6% of the Borrower's and its Subsidiaries gross revenues on a consolidated basis for such fiscal year and (y) the amount set forth opposite such fiscal year below (as such amount may be adjusted pursuant to the immediately succeeding paragraph):

                  Fiscal Year Ending On         Amount
                  ---------------------         ------
                  December 31, 2001 .........   $ 9,000,000
                  December 31, 2002 .........   $ 9,500,000
                  December 31, 2003 .........   $10,000,000
                  December 31, 2004 .........   $10,500,000

                 From and after the consummation of any Permitted Acquisition after July 1, 2001, each of the Capital Expenditure amounts set forth in the table above in this clause (a) shall be increased by an amount equal to 6% of the Acquired Revenues of the respective Acquired Entity or Business acquired in each such Permitted Acquisition for the most recently ended 12 month period for which financial statements are available for such Acquired Entity or Business (as certified in the respective officer's certificate delivered pursuant to clause (ix) of
         Section 8.16(a)), provided that the Capital Expenditure amount for the fiscal year in which such Permitted Acquisition is consummated shall only be increased by the amount set forth above in this sentence multiplied by a fraction the numerator of which is the number of days remaining in such fiscal year and the denominator of which is 365."

         2. Section 9.08 of the Credit Agreement is hereby amended by deleting such Section in its entirety and by inserting in lieu thereof the following new Section 9.08:

                 "9.08 Consolidated Interest Coverage Ratio. Holding will not permit the Consolidated Interest Coverage Ratio for any Test Period ending on the last day of a fiscal quarter of Holding set forth below to be less than the ratio set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ending On                  Ratio
                  June 30, 2001 .........................   2.00:1.00
                  September 30, 2001 ....................   2.00:1.00
                  December 31, 2001 .....................   2.00:1.00
                  March 31, 2002 ........................   2.00:1.00
                  June 30, 2002 .........................   2.00:1.00
                  September 30, 2002 ....................   2.10:1.00
                  December 31, 2002 .....................   2.25:1.00
                  March 31, 2003 ........................   2.25:1.00
                  June 30, 2003 .........................   2.25:1.00
                  September 30, 2003 ....................   2.25:1.00
                  December 31, 2003
                  and the last day of each fiscal quarter
                  of Holding thereafter .................   2.50:1.00."

         3. Section 9.10 of the Credit Agreement is hereby amended by deleting such Section in its entirety and by inserting in lieu thereof the following new Section 9.10:

                 "9.10 Maximum Consolidated Leverage Ratio. Holding will not permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter of Holding set forth below to be greater than the ratio set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ending On                                         Ratio
                  ------------------------                                         -----
                  June 30, 2001 ................................................   5.25:1.00
                  September 30, 2001 ...........................................   5.25:1.00
                  December 31, 2001 ............................................   5.00:1.00
                  March 31, 2002 ...............................................   5.00:1.00
                  June 30, 2002 ................................................   4.75:1.00
                  September 30, 2002 ...........................................   4.60:1.00
                  December 31, 2002 ............................................   4.50:1.00
                  March 31, 2003 ...............................................   4.50:1.00
                  June 30, 2003 ................................................   4.25:1.00
                  September 30, 2003 ...........................................   4.25:1.00
                  December 31, 2003 ............................................   4.00:1.00
                  March 31, 2004 ...............................................   4.00:1.00
                  June 30, 2004 ................................................   4.00:1.00
                  September 30, 2004 ...........................................   4.00:1.00
                  December 31, 2004 and the last day of
                  each fiscal quarter of Holding thereafter ....................   3.75:1.00."

         4. Section 9.11 of the Credit Agreement is hereby amended by deleting such Section in its entirety and by inserting in lieu thereof the following new Section 9.11:


                 "9.11 Minimum Consolidated Net Worth. Holding will not permit the Consolidated Net Worth on the last day of each fiscal quarter of Holding to be less than the Minimum Consolidated Net Worth on the last day of each fiscal quarter of Holding."


         5. Notwithstanding anything to the contrary contained in the Credit Agreement, Holding, the Borrower and the Lenders hereby agree that the Total Revolving Loan Commitment shall be permanently reduced on the Third Amendment Effective Date (as defined below) to $22,500,000 (as such amount may be further reduced from time to time in accordance with the terms of the Credit Agreement). The reduction to the Total Revolving Loan Commitment pursuant to this Section 4 shall be applied to permanently and proportionately reduce the Revolving Loan Commitment of each Lender.


II.      Miscellaneous.

         1. In order to induce the Lenders to enter into this Amendment, each of Holding and the Borrower hereby represents and warrants that (i) all representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date and as of July 23,2001 (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date and as of July 23, 2001, in each case after giving effect to this Amendment.

         2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Amendment shall be effective as of June 30, 2001 (the "Third Amendment Effective Date") provided that on or before July 23, 2001 each of Holding,the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to the Administrative Agent at the Notice Office. This Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

         6. To induce the Lenders to enter into this Amendment, the Borrower hereby agrees to pay to the Administrative Agent (for the account of each Lender which has approved this Amendment on or before 5:00 p.m. (New York time) on July 18, 2001) an amendment fee equal to 0.25% of the sum of each such Lender's Revolving Loan Commitment and outstanding Term Loans as of July 23, 2001 (after giving effect to the Third Amendment Effective Date), which fee shall be payable on July 23, 2001.

         7. From and after the Third Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                 IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       HYDROCHEM HOLDING, INC.



                                       By:/s/ Pelham H. A. Smith
                                       -------------------------
                                          Name:  Pelham H. A. Smith
                                          Title: Chief Financial Officer




                                       HYDROCHEM INDUSTRIAL SERVICES, INC.



                                       By:/s/ Pelham H. A. Smith
                                       -------------------------
                                          Name:  Pelham H. A. Smith
                                          Title: Chief Financial Officer

                                       BANK OF AMERICA, N.A.,
                                        Individually and as Administrative Agent



                                       By:/s/ Yousuf Omar
                                       ------------------
                                          Name:  Yousuf Omar
                                          Title: Managing Director

                                       GUARANTY BANK



                                       By:/s/ Scott Brewer
                                       -------------------
                                          Name:  Scott Brewer
                                          Title: Vice President

                                       NATIONAL CITY BANK OF KENTUCKY



                                       By:/s/ Stephen Bassett
                                       ----------------------
                                          Name:  Stephen Bassett
                                          Title: Account Officer

                                       NATEXIS BANQUES POPULAIRES



                                       By:/s/ Donovan C. Broussard
                                       ---------------------------
                                          Name:  Donovan C. Broussard
                                          Title: Vice President


                                       By:/s/ Louis P. Laville, III
                                       ----------------------------
                                          Name:  Louis P. Laville, III
                                          Title: Vice President and
                                                 Group Manager

                                       SOUTHWEST BANK OF TEXAS, N.A.



                                       By:/s/ Carmen Dunmire
                                       ---------------------
                                          Name:  Carmen Dunmire
                                          Title: Vice President

                                       WELLS FARGO BANK (TEXAS), NATIONAL
                                         ASSOCIATION



                                       By:/s/ Linda Masera
                                       -------------------
                                          Name:  Linda Masera
                                          Title: Vice President